INCOME TAXES (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
INCOME TAXES
Net operating loss carry forwards	$ 42,606	$ 24,309
Reconciliation between the income taxes expense (benefit) computed by applying the PRC tax rate to income (loss) before income taxes and the actual provision for income taxes
Income (loss) before provision of income tax	(67,457)	(39,151)	65,368
PRC statutory income tax rate (as a percent)	25.00%	25.00%	25.00%
Income tax at statutory tax rate	(16,864)	(9,788)	16,342
Taxable deemed interest income from inter-company interest-free loans	4,470	1,896	177
Non-deductible loss and other expenses not deductible for tax purposes	3,383	8,599	(5,304)
Effect of income tax exemption of the Company in the Cayman Islands	(3,926)	(5,060)	(17,750)
Effect of tax holidays	(3,491)	(9,846)	(4,172)
Changes in valuation allowance	8,975	15,119	11,347
Total Income tax (benefits) expenses	$ (7,453)	$ 920	$ 640